UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): January 29, 1999

                        Commission File Number: 0-18929

                      -----------------------------------

                       INTERNATIONAL SEMICONDUCTOR CORP.
            (Exact name of registrant as specified in its charter)

Nevada                                                               13-3432594
(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)                             Identification No.)

11300 W. Olympic, Los Angeles, California                                 90064
(Address of principal executive offices)                             (Zip Code)

                                (562) 425-2376
               (Issuer's telephone number, including area code)

                                      N/A
             (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Items

     To be effective within the ensuing 15 days, registrant's board of directors has determined that a recapitalization, such that 10 existing shares will be converted into one new share of common stock, will be necessary. Total shares issued and outstanding following this reverse will be 2,587,745.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 29, 1999             /s/  Robert M. Terry
                                    Robert M. Terry, President


                                    /s/ Jerome Saver
                                    Jerome Saver, Chief Financial Officer